UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 1, 2014

Texas Gulf Energy, Incorporated
(Exact name of registrant as specified in its charter)

Nevada	333-149857	26-0338889
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1602 Old Underwood Road
La Porte, Texas 77571
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code:

(281) 867-8400

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 5 — Corporate Governance and Management

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On August 1, 2014, Rilene Burgess resigned from her position as President and Chief Executive Officer of Texas Gulf Energy, Incorporated (the “Company”), and from her position on the Company’s Board of Directors. Ms. Burgess also resigned from her positions with the Company’s subsidiary, International Plant Services, LLC, effective August 1, 2014. Karim Ayed, the Company’s Chairman of the Board, will assume the duties of Interim President and Chief Executive Officer pending the identification and election of Ms. Burgess’ replacement.

The Company is not aware of any disagreement Ms. Burgess had with the Company regarding its operations, policies or practices that caused her resignation.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Texas Gulf Energy, Incorporated

By:	/s/Maylene Santiago
Name:	Maylene Santiago
Title:	Chief Financial Officer

Dated: August 7, 2014

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